Exhibit 32.1

Certification of CEO Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report on Form 10-Q of nVent Electric plc (the “Company”) for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Beth A. Wozniak, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 29, 2020	/s/ Beth A. Wozniak
Beth A. Wozniak
Chief Executive Officer